                           FARRELL ALPHA STRATEGIES
                               780 Third Avenue
                                  38th Floor
                           New York, New York 10017



                             THE JAPAN ALPHA FUND

                                 ANNUAL REPORT
                                March 31, 1997



INVESTMENT ADVISOR                                  CUSTODIAN
Farrell-Wako Global Investment Management, Inc.     Sumitomo Bank of New York Trust Company
780 Third Avenue, 38th Floor                        2 World Financial Center, Tower B
New York, New York 10017                            225 Liberty Street, 35th Floor
(212) 319-3944                                      New York, New York 10281

UNDERWRITER                                         SHAREHOLDER SERVICES

FPS Broker Services, Inc.                           FPS Services, Inc.
3200 Horizon Drive                                  3200 Horizon Drive
P.O. Box 61503                                      P.O. Box 61503
King of Prussia, Pennsylvania 19406                 King of Prussia, Pennsylvania 19406
(610) 239-4700                                      (800) 262-7751
                                                    (610) 239-4600

LEGAL COUNSEL                                       AUDITORS

Brown Raysman Millstein Felder & Steiner LLP        Coopers & Lybrand, LLP
120 West 45th Street                                2400 Eleven Penn Center
New York, New York 10036                            Philadelphia, Pennsylvania 19103


          For Additional Information about The Japan Alpha Fund call:

                                 (800) 262-7751
                                 (610) 239-4600

To our shareholders:

The market in Japan continued the sharp decline from the fourth quarter of 1996, plummeting another 15% into mid January of this year. While the market rebounded somewhat from that mid January low, the overall market return was -13% for the first quarter. From March last year to March 1997, the market was down 27%. For both periods, first quarter and year-over-year, the Japan Alpha portfolio was down but slightly less so than the market average.

We continue to think that Japan offers good longer term return potential. Adverse market action in the first quarter of 1997 reflects the continuing concerns about: 1) the impact of tax increases on consumer spending; 2) corporate dislocation from deregulation; and 3) continuing slow workout of the bad loan problem for banks.

Despite tax increases, the economic data indicates that the economy is on a continued growth path. Those sectors of the market most exposed to deregulation have suffered the greatest decline in the recent two quarters to reflect that risk. Longer term deregulation should create opportunities for greater economic growth. We continue to think that there will be some defined resolutions to the banks' loan problem.

At the same time, Japan represents an attractive market in a world context. In comparison to the U.S., where economic cycle is at a mature stage, Japan is in the early stages of a recovery. Since 1990 the market in Japan has declined by 40%, while the U.S. market has appreciated by more than 150% over the same period. We think that this contrary price action between the two major world markets has shifted the relative value attractiveness toward the market in Japan. Correspondingly, the trends in corporate earnings for the two countries is now favoring companies in Japan. For the first time in a decade, there should be a predominance of upward revisions to earnings for companies in Japan.

Longer range, we continue to think that the restructuring of industry in Japan will become a wide-spread phenomenon. As happened in the U.S. in the 1980's, it should provide a firm underpinning to the market in Japan over the balance of the 1990's and beyond. A second favorable long term factor is the emergence of a trend toward share repurchase programs by Japanese industrial corporations. Over time buybacks by these companies and others should represent an important and potentially positive change in the market's supply and demand framework. While creating uncertainty in the near term, deregulation should be a positive influence in the longer term.

Sincerely,

/s/ James L. Farrell, Jr.

James L. Farrell, Jr.
Chairman and Portfolio Manager
Farrell-Wako Global Investment Management, Inc.

THE JAPAN ALPHA FUND
SCHEDULE OF INVESTMENTS                                           March 31, 1997
--------------------------------------------------------------------------------

                                                                                   Market
                                                                 Shares            Value
                                                               ----------      -------------
Equities - Japan 95.48%
Achilles Corp..........................................            12,000      $      30,531
The Ashikaga Bank, Ltd.................................             5,000             16,760
Casio Computer Co., Ltd................................            10,000             69,946
Chiyoda Fire & Marine Insurance Co., Ltd...............            17,000             63,573
Chubu Electric Power Co., Inc..........................             1,434             23,280
Daikin Industries, Ltd.................................             9,000             67,240
Dainippon Ink & Chemicals, Inc.........................            18,000             60,334
East Japan Railway Co..................................                 9             36,709
Fanuc..................................................             2,200             67,523
Fuji Fire & Marine Insurance...........................            17,000             53,687
Fuji Heavy Industries, Ltd.............................            13,000             58,275
Furukawa Co., Ltd......................................            16,000             50,141
General Sekiyu K.K.....................................             8,000             47,234
Hitachi Koki...........................................             8,000             47,880
Hokkaido Electric Power................................             3,570             57,381
Hokuetsu Paper Mills, Ltd..............................             6,000             27,138
Inax...................................................            10,000             65,584
Itoham Foods...........................................            12,000             60,286
Japan Energy Corp......................................            15,000             35,983
Japan Tobacco, Inc.....................................                 8             53,114
Kamigumi Co., Ltd......................................            10,000             47,734
Katokichi..............................................             2,000             29,723
Komatsu Forklift Co., Ltd..............................            14,000             66,489
Kubota Corp............................................             7,000             29,117
Kyudenko Co., Ltd......................................             4,000             29,529
Lion Corp..............................................            12,000             46,329
Long-Term Credit Bank of Japan, Ltd....................             9,000             30,531
Makita Corp............................................             3,000             39,254
Maruetsu, Inc..........................................            10,000             45,231
Matsushita Electric Works..............................             7,000             63,888
Matsushita Refrigeration...............................            11,000             58,283
Mitsubishi Heavy Industries, Ltd.......................             8,000             52,015
Mitsubishi Motors Corp.................................            10,000             74,065
Mitsui Petrochemical Industries........................            10,000             46,846
Morinaga Milk Industry Co..............................            15,000             49,188
NHK Spring Co., Ltd....................................            15,000             48,583
Nihon Kohden...........................................             5,000             27,461
Nippon Hodo............................................             6,000             46,523
Nippon Paint Co., Ltd..................................            15,000             45,190
Nippon Road............................................             8,000             32,437
Nippon Telegraph & Telephone Corp......................                 5             35,175
Nippon Yusen Kabushiki Kaisha..........................            13,000             45,990
Nishi-Nippon Railroad..................................            10,000             30,046
Onward Kashiyama Co., Ltd..............................             3,000             34,650
Orient Corp............................................            12,000             49,915

                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
SCHEDULE OF INVESTMENTS                                           March 31, 1997
--------------------------------------------------------------------------------

                                                                         Market
                                                       Shares             Value
                                                   ---------------    --------------
Equities (continued)
Rengo Co., Ltd......................................       11,000   $        54,196
Ryobi, Ltd..........................................       18,000            57,427
Ryoden Trading Co...................................        8,000            47,169
Sakura Bank, Ltd....................................        7,000            39,181
Sankyo Aluminum Industry Co.........................       17,000            52,314
Sanwa Bank, Ltd.....................................        5,000            53,711
Sanyo Electric Co., Ltd.............................       13,000            49,035
Seino Transportation................................        5,000            48,865
Sekisui House, Ltd..................................        8,000            78,184
Shionogi & Co., Ltd.................................        5,000            29,279
Snow Brand Milk Products............................       11,000            53,130
Sumitomo Rubber Industries..........................       11,000            69,300
Taisei Rotec Corp...................................       13,000            51,975
Takara Standard.....................................        8,000            56,215
Seiyu, Ltd..........................................        4,000            30,337
Toho Gas............................................       24,000            51,369
Tohoku Electric Power...............................        1,717            28,013
Tokico, Ltd.........................................       17,000            46,684
Toyo Ink Manufacturing..............................       14,000            49,188
Yamamura Glass Co...................................       14,000            50,093
Yamanouchi Pharmaceutical Co , Ltd..................        3,000            62,031
Yodogawa Steel Works................................        9,000            51,175
Yokohama Rubber Co., Ltd............................       11,000            44,778
Yoshitomi Pharmaceutical............................        8,000            50,723
                                                                      --------------
Total Equities - Japan
    (Cost $4,492,776)...............................                      3,301,163
                                                                      --------------


Total Investments  - 95.48%
    (Cost $4,492,776*)..............................                      3,301,163
                                                                      --------------

Cash and Other Assets,
    Less Liabilities - 4.52%........................                        156,400
                                                                      --------------


Net Assets - 100%...................................                $     3,457,563
                                                                      ==============


* Cost for Federal income tax purposes is $4,492,776 and net unrealized depreciation consists of:

       Gross unrealized appreciation................                $        10,595
       Gross unrealized depreciation................                     (1,202,208)
                                                                      --------------
       Net unrealized depreciation..................                $    (1,191,613)
                                                                      ==============

                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
STATEMENT OF ASSETS AND LIABILITIES                           March 31, 1997
--------------------------------------------------------------------------------



ASSETS:
   Investments at market value (Cost $4,492,776) (Note 1).......................................     $     3,301,163
   Foreign currency at market value (Cost $6,828)...............................................               6,840
   Cash.........................................................................................              32,161
   Dividends receivable.........................................................................              20,094
   Deferred organization costs (Note 1).........................................................              73,351
   Reimbursement due from Advisor...............................................................              89,296
   Other assets.................................................................................                 329
                                                                                                       --------------
             TOTAL ASSETS.......................................................................           3,523,234
                                                                                                       --------------

LIABILITIES:
      Accrued Expenses..........................................................................              65,671
                                                                                                       --------------
             TOTAL LIABILITIES..................................................................              65,671
                                                                                                       --------------

NET ASSETS:
   Applicable to 516,722 Class D shares; unlimited number of shares
      of beneficial interest authorized without par value.......................................     $     3,457,563
                                                                                                       ==============

   Net asset value and redemption price ($3,457,563 / 516,722 Class D shares)...................     $          6.69
                                                                                                       ==============

NET ASSETS CONSIST OF:
   Paid-in capital..............................................................................           4,925,654
   Accumulated net realized loss on investments.................................................            (276,592)
   Net unrealized depreciation on investments and foreign currency related transactions.........          (1,191,499)
                                                                                                       --------------
             NET ASSETS.........................................................................     $     3,457,563
                                                                                                       ==============







                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
STATEMENT OF OPERATIONS
===============================================================================


                                                                                            For the
                                                                                          Year Ended
                                                                                        March 31, 1997
                                                                                      --------------------
INVESTMENT INCOME
   Dividends (Net of foreign tax withholdings of $7,537) .......................           $    42,711
   Interest ....................................................................                   229
                                                                                           -----------
             TOTAL INCOME ......................................................                42,940
                                                                                           -----------

EXPENSES:
   Investment advisory fees (Note 2) ...........................................                42,802
   Administration fees .........................................................               100,596
   Accounting fees .............................................................                66,002
   Transfer agent fees .........................................................                35,248
   Registration fees ...........................................................                31,804
   Amortization of organization costs (Note 1) .................................                21,835
   Audit fees ..................................................................                19,800
   Custodian fees ..............................................................                19,048
   Distribution expense Class A (Note 2) .......................................                 3,813
   Trustees' fees ..............................................................                 3,750
   Printing fees ...............................................................                 3,576
   Legal fees ..................................................................                 2,244
   Miscellaneous fees ..........................................................                 1,793
                                                                                           -----------
             TOTAL EXPENSES ....................................................               352,311
             Expenses reimbursed and waived by Advisor (Note 2) ................              (250,230)
                                                                                           -----------
             NET EXPENSES ......................................................               102,081
                                                                                           -----------
NET INVESTMENT LOSS ............................................................               (59,141)
                                                                                           -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized loss on investments ............................................              (274,276)
   Net realized loss on foreign currency related transactions ..................                (5,881)
   Net change in unrealized depreciation on investments and foreign
     currency related transactions .............................................            (1,010,530)
                                                                                           -----------
   Net realized and unrealized loss on investments and foreign
     currency related transactions .............................................            (1,290,687)
                                                                                           -----------
Net decrease in net assets resulting from operations ...........................           $(1,349,828)
                                                                                           ===========



                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          For the         For the Period
                                                                                        Year Ended        April 18, 1995*
                                                                                         March 31,            through
OPERATIONS:                                                                                1997           March 31, 1996
                                                                                    ------------------   ------------------
   Net investment loss...........................................................  $          (59,141)  $          (71,167)
   Net realized (loss) gain on investments.......................................            (274,276)              43,632
   Net realized loss on foreign currency related transactions....................              (5,881)            (148,954)
   Net change in unrealized depreciation on investments and foreign
       currency related transactions.............................................          (1,010,530)            (180,969)
                                                                                    -----------------    -----------------
   Net decrease in net assets resulting from operations..........................          (1,349,828)            (357,458)
                                                                                    -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments.............................................              (2,316)                   0
                                                                                    -----------------    -----------------

CAPITAL SHARE TRANSACTIONS (NOTE I):
   Proceeds from shares issued in reorganization.................................                   0            5,114,658
   Proceeds from shares issued due to exchange of
       Class A shares for Class D shares.........................................           4,577,248                    0
   Proceeds from sale of shares..................................................              28,712               65,251
   Proceeds from shares issued on reinvestment of distributions..................               2,313                    0
   Cost of shares from redemption of Class A shares for Class D shares...........          (4,577,248)                   0
   Cost of shares redeemed.......................................................             (40,826)              (3,043)
                                                                                    -----------------    -----------------
   (Decrease) increase in net assets derived from capital share transactions.....              (9,801)           5,176,866
                                                                                    -----------------    -----------------

           TOTAL INCREASE (DECREASE) IN NET ASSETS...............................          (1,361,945)           4,819,408
                                                                                    -----------------    -----------------

NET ASSETS:

   Beginning of period...........................................................           4,819,508                  100
                                                                                    -----------------    -----------------

   End of period.................................................................  $        3,457,563   $        4,819,508
                                                                                    =================    =================


* Commencement of operations

                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS                                     March 31, 1997
--------------------------------------------------------------------------------

1.   Significant Accounting Policies
Farrell Alpha Strategies (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 6, 1995. The Trust is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust consists of a separate investment series called The Japan Alpha Fund (the "Fund"). On July 14, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Trust acquired all of the assets of the Japan Alpha Fund (the "Acquired Fund") of the Advisors' Inner Circle Fund, a Massachusetts business trust. The acquisition was accomplished by a tax-free exchange of 502,529 of the Class A Shares and 9,605 of the Class D Shares of the Acquired Fund for the same amount of shares of the Fund. Shares of the Fund were reissued to shareholders at the time of the reorganization.
The net assets of the Fund prior to and directly after the reorganization was $4,649,123, including $230,630 of unrealized depreciation. The Fund assumed the prior operating history of the Acquired Fund.

From April 18, 1995 (commencement of operations) to July 29, 1996, the Fund offered two classes of shares, the Class A Shares and Class D Shares, which varied with respect to sales charges, distribution costs, voting rights and dividends. Shares of Class A were offered at net asset value per share plus a maximum sales charge at the time of purchase of 2.75%. Shares of Class D were not subject to a sales load or distribution fees, and therefore had lower expenses than the Class A Shares.

The Board of Trustees determined that it was no longer in the best interest of shareholders to maintain two classes of shares of the Fund and decided to eliminate the Class A Shares and reduce the initial investment minimum of the Class D Shares from $5,000 to $1,000. Accordingly, the Class A shareholders were offered the option of either converting their Class A Shares to Class D Shares based upon the relative net asset values of the two classes as part of a one-time tax-free exchange privilege or redeeming their Class A Shares and receiving full redemption benefits. All the Class A Shares were converted to Class D Shares as of July 26, 1996, and on July 29, 1996 the Trust eliminated the Class A Shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     A. Security Valuation: Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Listed securities which are traded by foreign investors in Japan in over-the-counter transactions are valued at prices at which it is expected that such securities may be sold, as determined in good faith by, or under the direction of, the Board of Trustees. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. All other securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. As of March 31, 1997, there were no securities valued by the Board of Trustees.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS                        March 31, 1997
--------------------------------------------------------------------------------


The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

B. Risks Associated with Foreign Securities: Investments by the Fund in securities of foreign issuers may involve investment risks different from those of U.S. issuers, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, possible imposition of foreign withholding tax on the interest income payable on such instruments, possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Fund. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government.

C. Federal Income Taxes: It is the policy of the Fund to continue to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended March 31, 1997. Therefore, no provision has been made for Federal income taxes.

D. Determination of Gains or Losses on Sales of Securities: Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

E. Organization Costs: Organization costs are being amortized on a straight-line basis over five years from the Fund's commencement of operations.

F. Distributions to Shareholders: The Fund will distribute substantially all of its net investment income annually in December. Any net gains realized from the sale of portfolio securities and net gains realized from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. Distributions to shareholders will be recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

G. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

H. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS                        March 31, 1997
--------------------------------------------------------------------------------


I. Capital Share Transactions: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in shares of beneficial interest reflects the conversion of Class A Shares for Class D Shares on July 29, 1996, and were as follows:


                                                                For the Period                    For the
                                                             April 1, 1996 through               Year Ended
                                                                July 26, 1996                   March 31, 1997
                                                                -------------                   --------------
                                                                Class A Shares                  Class D Shares
                                                                --------------                  --------------
                                                            Shares          Amount            Shares       Amount
                                                            ------          ------            ------       ------
Shares issued due to exchange
  of Class A Shares for Class D Shares...........               0       $        0          501,297     $4,577,248
 Shares sold.....................................             373            3,696            3,604         25,016
 Shares issued on reinvestment of distributions..               0                0              297          2,313
 Shares redeemed due to exchange of
  Class A Shares for Class D Shares..............        (503,370)      (4,577,248)               0              0
 Shares redeemed.................................               0                0           (4,891)       (40,826)
                                                         --------     ------------          -------     ----------
 Net Increase (Decrease).........................        (502,997)     ($4,573,552)         500,307     $4,563,751
                                                         ========     ============          =======     ==========


                                                                        For the Period April 18, 1995
                                                                            through March 31, 1996
                                                                            ----------------------
                                                                Class A Shares                  Class D Shares
                                                                --------------                  ------------
                                                            Shares          Amount            Shares       Amount
                                                            ------          ------            ------       ------
Shares issued in reorganization..................          502,529    $  5,023,058             9,605     $   91,600
 Shares sold.....................................              469           4,051             7,138         61,200
 Shares redeemed.................................               (5)            (45)             (334)        (2,998)
                                                          --------    ------------           -------     ----------
 Net Increase....................................          502,993    $  5,027,064            16,409     $  149,802
                                                          ========    ============           =======     ==========


Wako Securities Co., Ltd., an affiliated broker of Farrell-Wako Global Investment Management, Inc., the Fund's advisor, holds 498,228 (96.4%) of the 516,722 shares of the Japan Alpha Fund.

2.  Advisory, Administration and Distribution Agreements
Farrell-Wako Global Investment Management, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee which is calculated daily by applying an annual rate of 0.98% to the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 2.25% of the Fund's average daily net assets. For the year ended March 31, 1997, the Advisor agreed to waive fees of $42,802 and reimburse fees totaling $207,428.

Certain officers and trustees of the Fund are also officers and directors of the Advisor. All officers serve without direct compensation from the Fund.

Under its Administrative Services Agreement (the "Agreement") with the Fund, FPS Services, Inc., formerly known as Fund/Plan Services, Inc., the Fund's Administrator, provides certain administrative services for which the Fund pays a fee computed at the annual rate of 0.15% of the first $75 million of total average net assets, 0.10% of the next $75 million of total average net assets and 0.05% of total net assets in excess of $150 million. As stated in the Agreement, aggregate administration fees will not be less than $95,000.

Pursuant to Rule 12b-1 under the Act, the Fund adopted a Plan of Distribution (the "Plan") for the Fund's Class A Shares. As provided in the Plan, the Class A Shares paid an annual fee of 0.25% of the Fund's average daily net assets attributable to Class A Shares to FPS Broker Services, Inc., formerly known as Fund/Plan Broker Services, Inc., the Fund's distributor, as compensation for its services. Payments made pursuant to the Plan ceased when the Class A Shares were eliminated.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS                                     March 31, 1997
--------------------------------------------------------------------------------


3.  Investment Transactions
Investment transactions for the year ended March 31, 1997, excluding temporary short-term investments, aggregated $4,847,919 and $4,806,206 in purchases and proceeds from sales, respectively. During the period, the Fund conducted all of its brokerage transactions through Wako Securities Co., Ltd., an affiliated broker of the Advisor. The commissions on these transactions are deemed by the Fund to be fair and reasonable compared to the commissions, fees or other renumerations received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. For the year ended March 31, 1997, brokerage fees paid to Wako Securities Co., Ltd. were $84,115.

4.  Other Related Party Transactions
The former secretary to the Fund also serves as counsel to the Fund. Fees paid during the year ended March 31, 1997 were $2,244.

5.  Capital Loss Carryover
At March 31, 1997, the Japan Alpha Fund had a capital loss carryover of $274,490 expiring March 31, 2005 to offset possible future capital gains of the Fund.

THE JAPAN ALPHA FUND
FINANCIAL HIGHLIGHTS
================================================================================

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.



                                                                            Class A Shares                Class D Shares
                                                                   ------------------------------    --------------------------
                                                                      For the         For the                        For the
                                                                       Period          Period           For the       Period
                                                                   April 1, 1996   April 18, 1995*   Year Ended  April 18, 1995*
                                                                      through         through         March 31,      through
                                                                   July 26, 1996+  March 31, 1996       1997      March 31, 1996
                                                                  --------------- --------------    -----------  --------------
Net asset value, beginning of period ..........................   $     9.28      $     10.00       $     9.31   $       10.00
                                                                  -----------      -----------      -----------  --------------

      Loss from investment operations:
      Net investment income (loss) ............................         0.07            (0.14) /1/        0.01           (0.12) /1/
      Net realized and unrealized loss on investments and
            foreign currency related transactions .............        (0.26)           (0.58) /1/       (2.62)          (0.57) /1/
                                                                  -----------      -----------      -----------      ---------
           Total loss from investment operations ..............        (0.19)           (0.72)           (2.61)          (0.69)
      Less distributions from realized gains ..................         0.00             0.00            (0.01)           0.00
                                                                  -----------      -----------      -----------      ---------

Net asset value, end of period ................................   $     9.09      $      9.28      $      6.69   $        9.31
                                                                  ===========      ===========      ===========      =========


Total return ..................................................        (2.05%)/2/       (7.20%)/2/      (28.10%)         (6.90%)

Ratios/Supplemental Data
      Net assets, end of period (in 000s) .....................   $    4,577      $     4,667      $     3,458   $         153
      Ratio of expenses to average net assets:
           Before expense reimbursement and waiver ............         6.17% /3/        8.79% /3/        7.97%           8.54% /3/
           After expense reimbursement and waiver .............         2.50% /3/        2.50% /3/        2.25%           2.25% /3/
      Ratio of net investment income to average net assets:
           Before expense reimbursement and waiver ............        (5.74%)/3/       (7.92%)/3/       (6.99%)         (7.67%)/3/
           After expense reimbursement and waiver .............        (2.07%)/3/       (1.63%)/3/       (1.27%)         (1.38%)/3/
      Portfolio turnover rate .................................       115.07%          122.71%          115.07%         122.71%
      Average commission rate .................................   $    0.0608     $     0.0658     $     0.0608  $       0.0658

    *  Commencement of operations
   /1/ Calculated using the average shares method
   /2/ Total return calculation does not reflect sales load
   /3/ Annualized
    +  Since July 29, 1996, no Class A Shares have been outstanding


                See accompanying notes to financial statements.

JAPAN ALPHA FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Japan Alpha Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Japan Alpha Fund (the "Fund") as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Alpha Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years (or periods) in the period then ended, in conformity with generally accepted accounting.

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 23, 1997